UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
November 18, 2013

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The second paragraph of our press release dated November 18, 2013, a copy of which is annexed hereto as Exhibit no. 99.1, relating to the statements of our Chief Executive Officer, and the fourth paragraph relating to forward looking information are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD.

Item 8.01 Other Event.

Our press release dated November 18, 2013 relating to our special cash dividend of $0.48 per share, payable in one lump sum on December 16, 2013 to shareholders of record on December 2, 2013, a copy of which is annexed hereto as Exhibit no. 99.1, is incorporated by reference herein, and is filed pursuant to this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

•	99.1 Our press release dated November 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: November 18, 2013

Inter Parfums, Inc.

By: /s/ Russell Greenberg
Russell Greenberg,
Executive Vice President and Chief Financial Officer